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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 28, 2005

                          DOCUMENT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-20981                 33-0485994
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

              6339 Paseo del Lago
              Carlsbad, California                       92009
    (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (760) 602-1400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On April 28, 2005 Document Sciences Corporation issued a press release to report its financial results for the first fiscal quarter of 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

        The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits:

        The following exhibit is furnished with this Current Report on Form 8-K:

        Exhibit Number               Description of Exhibit
        --------------      ----------------------------------------------------
             99.1           Press release, dated April 28, 2005, reporting
                            Document Sciences Corporation's financial results for the first fiscal quarter of 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date:  April 28, 2005

                                    DOCUMENT SCIENCES CORPORATION


                                    By:   /s/ John L. McGannon
                                          --------------------------------------
                                    Name: John L. McGannon
                                    Its:  President, Chief Executive Officer and
                                          Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                          DESCRIPTION
--------------    --------------------------------------------------------------

99.1 Press release, dated April 28, 2005, reporting Document Sciences Corporation's financial results for the first fiscal quarter of 2005.